Exhibit 5.2

September 21, 2015

AutoNation, Inc.

200 SW 1st Avenue

Fort Lauderdale, FL 33301

Re:	AutoNation, Inc.

Registration Statement on Form S 3 (File No. 333-193972)

Ladies and Gentlemen:

I am Senior Vice President, Deputy General Counsel and Assistant Secretary of AutoNation, Inc., a Delaware corporation (the “Company”), and in such capacity have acted as counsel to the Company and the subsidiary guarantors of the Company listed on Schedule I hereto (each such subsidiary, a “Guarantor”), in connection with the public offering of (i) $300,000,000 aggregate principal amount of the Company’s 3.350% Senior Notes due 2021 (the “2021 Notes”), including the guarantees thereof (the “2021 Notes Guarantees”) by the subsidiary guarantors of the Company listed on Schedule I hereto (the “Guarantors”), which will be issued under the Indenture, dated as of April 14, 2010 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented and amended, with respect to the 2021 Notes, by the Supplemental Indenture, dated as of the date hereof, by and among the Company, the Guarantors and the Trustee (the “2021 Notes Supplemental Indenture” and, together with the Base Indenture, the “2021 Notes Indenture”) and (ii) $450,000,000 aggregate principal amount of the Company’s 4.500% Senior Notes due 2025 (the “2025 Notes” and, together with the 2021 Notes, the “Notes”), including the guarantees thereof (together with the 2021 Guarantees, the “Guarantees”) by the Guarantors, which will be issued under the Base Indenture, as supplemented and amended, with respect to the 2025 Notes, by the Supplemental Indenture, dated as of the date hereof, by and among the Company, the Guarantors and the Trustee (the “2025 Notes Supplemental Indenture” and, together with the Base Indenture, the “2025 Notes Indenture” and, together with the 2021 Notes Indenture, the “Indentures”). The Notes and the Guarantees are collectively referred to herein as the “Securities”). The Underwriting Agreement (as defined below), the Indentures, and the Note Certificates (as defined below) are referred to herein collectively as the “Transaction Documents”).

This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”).

In rendering the opinions stated herein, I have examined or caused to be examined the following:

(a) the registration statement on Form S-3 (File No. 333-193972) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2014 under the Securities Act allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), including information deemed to be a part of the registration statement pursuant to Rule 430B of the Rules and Regulations (such registration statement being hereinafter referred to as the “Registration Statement”);

(b) an executed copy of the 2021 Notes Indenture, including Article IX of the 2021 Notes Supplemental Indenture containing the guaranty obligations of the Guarantors with respect to the 2021 Notes;

(c) an executed copy of the 2025 Notes Indenture, including Article IX of the 2025 Notes Supplemental Indenture containing the guaranty obligations of the Guarantors with respect to the 2025 Notes;

(d) an executed copy of the Underwriting Agreement, dated September 16, 2015 (the “Underwriting Agreement”), among the Company, the Guarantors and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein;

(e) the forms of global certificates evidencing the Notes (the “Note Certificates”) included in the Indentures;

(f) the Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware;

(g) the certificate of incorporation, or similar organizational document, of each of the Guarantors, as certified by an authorized official of each Guarantor’s respective state of incorporation or organization;

(h) the Bylaws of the Company as currently in effect (the “Company’s Bylaws”);

(i) the Bylaws, or similar organizational document, of each of the Guarantors, as currently in effect;

(j) copies of certain resolutions of the directors, managers, general partners, stockholders and/or members, as applicable, of each of the Guarantors, dated February 13, 2014; and

(k) copies of certain resolutions of the Board of Directors of the Company, dated February 11, 2014 and September 11, 2015, and resolutions of the Pricing Committee thereof, dated September 16, 2015, as certified by the Assistant Secretary of the Company.

I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Company and the Guarantors and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and the Guarantors and others, and such other documents as I have deemed necessary or appropriate as a basis for the opinions stated below.

In my examination, I have assumed the genuineness of all signatures, including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts relevant to the opinions stated herein that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company, the Guarantors and others and of public officials.

I am a member of the Florida Bar and express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of Florida, (ii) the corporate and limited liability company statutes listed on Schedule II hereto, (iii) the limited partnership statutes set forth on Schedule III hereto, and (iv) the general partnership statutes set forth on Schedule IV hereto, and to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses, authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Opined on Law”). The opinions expressed herein is based on laws in effect on the date hereof, which laws are subject to change without possible retroactive effect. I do not express any opinion as to the effect of any law (other than Opined on Law) on the opinions stated herein. Insofar as the opinions expressed herein relate to matters governed by laws other than Opined on Law, I have assumed, without having made any independent investigation, that such laws do not affect the opinions set forth herein.

Based upon the foregoing and subject to the qualifications and assumptions stated herein, I am of the opinion that:

1.	The Company and each of the Guarantors is duly incorporated or organized, as the case may be, and each of the Guarantors is validly existing in good standing under the laws of its respective state of incorporation or organization.

2.	Each of the Company and the Guarantors has the corporate, limited liability company or partnership, as the case may be, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to consummate the issuance and sale of the Securities contemplated thereby.

The opinions stated herein are limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting creditors’ rights generally, and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

I hereby consent to the filing of this opinion with the Commission as an exhibit to the Company’s Current Report on Form 8-K being filed on the date hereof and incorporated by reference into the Registration Statement. I also hereby consent to the use of my name under the heading “Legal Matters” in the prospectus forming a part of the Registration Statement. In giving this consent, I do not thereby admit that I am within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder.

Very truly yours,

/s/ C. Coleman G. Edmunds

C. Coleman G. Edmunds

Senior Vice President, Deputy General

Counsel and Assistant Secretary of

AutoNation, Inc.

Schedule I

Guarantors

7 Rod Real Estate North, a Limited Liability Company

7 Rod Real Estate South, a Limited Liability Company

Abraham Chevrolet-Miami, Inc.

Abraham Chevrolet-Tampa, Inc.

ACER Fiduciary, Inc.

AL F-L Motors, LLC

Albert Berry Motors, Inc.

Allison Bavarian

Allison Bavarian Holding, LLC

All-State Rent A Car, Inc.

American Way Motors, Inc.

AN Cadillac of WPB, LLC

AN Central Region Management, LLC

AN Chevrolet - Arrowhead, Inc.

AN CJ Valencia, Inc.

AN Collision Center FTL South, Inc.

AN Collision Center of Addison, Inc.

AN Collision Center of Las Vegas, Inc.

AN Collision Center of North Houston, Inc.

AN Collision Center of Sarasota, Inc.

AN Collision Center of Tempe, Inc.

AN Corporate Management Payroll Corp.

AN Corpus Christi GP, LLC

AN Corpus Christi Imports Adv. GP, LLC

AN Corpus Christi Imports Adv., LP

AN Corpus Christi Imports GP, LLC

AN Corpus Christi Imports II GP, LLC

AN Corpus Christi Imports II, LP

AN Corpus Christi Imports, LP

AN Corpus Christi Motors, Inc.

AN Corpus Christi T. Imports GP, LLC

AN Corpus Christi T. Imports, LP

AN County Line Ford, Inc.

AN Dealership Holding Corp.

AN F. Imports of Atlanta, LLC

AN F. Imports of Hawthorne Holding, LLC

AN F. Imports of Hawthorne, LLC

AN F. Imports of North Denver, LLC

AN F. Imports of North Phoenix, Inc.

AN F. Imports of Roseville Holding, LLC

AN F. Imports of Roseville, Inc.

AN Florida Region Management, LLC

AN Fort Myers Imports, LLC

AN Fremont Luxury Imports, Inc.

AN H. Imports of Atlanta, LLC

AN Imports of Ft. Lauderdale, Inc.

AN Imports of Seattle, Inc.

AN Imports of Spokane, Inc.

AN Imports of Stevens Creek Holding, LLC

AN Imports of Stevens Creek, Inc.

AN Imports on Weston Road, Inc.

AN Luxury Imports GP, LLC

AN Luxury Imports Holding, LLC

AN Luxury Imports of Coconut Creek, Inc.

AN Luxury Imports of Marietta, LLC

AN Luxury Imports of Palm Beach, Inc.

AN Luxury Imports of Pembroke Pines, Inc.

AN Luxury Imports of Phoenix, Inc.

AN Luxury Imports of San Diego, Inc.

AN Luxury Imports of Sanford, LLC

AN Luxury Imports of Sarasota, Inc.

AN Luxury Imports of Spokane, Inc.

AN Luxury Imports of Tucson, Inc.

AN Luxury Imports, Ltd.

AN Motors of Brooksville, Inc.

AN Motors of Dallas, Inc.

AN Motors of Delray Beach, Inc.

AN Motors of Englewood, Inc.

AN Motors of Ft. Lauderdale, Inc.

AN Motors of Memphis, Inc.

AN Motors of Pembroke, LLC

AN Motors of Scottsdale, LLC

AN Motors on Federal Highway, LLC

AN Motors on South Padre, Ltd.

AN Pontiac GMC Houston North GP, LLC

AN Pontiac GMC Houston North, LP

AN San Jose Luxury Imports Holdings, LLC

AN San Jose Luxury Imports, Inc.

AN Seattle Motors, Inc.

AN Subaru Motors, Inc.

AN T. Imports of Atlanta, LLC

AN Texas Region Management, Ltd.

AN Tucson Imports, LLC

AN Valencia Auto Imports, Inc.

AN West Central Region Management, LLC

AN Western Region Management, LLC

AN/CF Acquisition Corp.

AN/GMF, Inc.

AN/KPBG Motors, Inc.

AN/MF Acquisition Corp

AN/MNI Acquisition Corp.

AN/PF Acquisition Corp.

Anderson Chevrolet

Anderson Chevrolet Los Gatos, Inc.

Anderson Cupertino, Inc.

Appleway Chevrolet, Inc.

Atrium Restaurants, Inc.

Auto Ad Agency, Inc.

Auto Car Holding, LLC

Auto Car, Inc.

Auto Company IX, Inc.

Auto Company VI, Inc.

Auto Company VII, Inc.

Auto Company VIII, Inc.

Auto Company X, Inc.

Auto Company XI, Inc.

Auto Company XII, Inc.

Auto Company XIII, Inc.

Auto Company XIV, Inc.

Auto Company XIX, Inc.

Auto Company XL, Inc.

Auto Company XLI, Inc.

Auto Company XLII, Inc.

Auto Company XLIII, Inc.

Auto Company XLIV, Inc.

Auto Company XLV, Inc.

Auto Company XVII, Inc.

Auto Company XVIII, Inc.

Auto Company XXI, Inc.

Auto Company XXII, Inc.

Auto Company XXIII, Inc.

Auto Company XXIV, Inc.

Auto Company XXIX, Inc.

Auto Company XXV, Inc.

Auto Company XXVI, Inc.

Auto Company XXVII, Inc.

Auto Company XXVIII, Inc.

Auto Company XXX, Inc.

Auto Company XXXI, Inc.

Auto Company XXXII, Inc.

Auto Company XXXIII, Inc.

Auto Company XXXIV, Inc.

Auto Company XXXIX, Inc.

Auto Company XXXV, Inc.

Auto Company XXXVI, Inc.

Auto Company XXXVII, Inc.

Auto Company XXXVIII, Inc.

Auto Dealership III, LLC

Auto Dealership IV, LLC

Auto Dealership IX, LLC

Auto Dealership V, LLC

Auto Dealership VI, LLC

Auto Dealership VII, LLC

Auto Dealership VIII, LLC

Auto Dealership X, LLC

Auto Dealership XIX, LLC

Auto Dealership XX, LLC

Auto Dealership XXI, LLC

Auto Dealership XXII, LLC

Auto Dealership XXIII, LLC

Auto Dealership XXIV, LLC

Auto Dealership XXIX, LLC

Auto Dealership XXV, LLC

Auto Dealership XXVI, LLC

Auto Dealership XXVII, LLC

Auto Dealership XXVIII, LLC

Auto Dealership XXX, LLC

Auto Holding, LLC

Auto Mission Holding, LLC

Auto Mission Ltd.

Auto West, Inc.

Autohaus Holding, Inc.

AutoNation Benefits Company, Inc.

AutoNation Corporate Management, LLC

AutoNation Direct Nevada, Inc.

AutoNation Enterprises Incorporated

AutoNation Financial Services, LLC

AutoNation Fort Worth Motors, Ltd.

AutoNation GM GP, LLC

AutoNation Holding Corp.

AutoNation Imports of Katy GP, LLC

AutoNation Imports of Katy, L.P.

AutoNation Imports of Lithia Springs, LLC

AutoNation Imports of Longwood, Inc.

AutoNation Imports of Palm Beach, Inc.

AutoNation Imports of Winter Park, Inc.

AutoNation Motors Holding Corp.

AutoNation Motors of Lithia Springs, Inc.

AutoNation North Texas Management GP, LLC

AutoNation Northwest Management, LLC

AutoNation Orlando Venture Holdings, Inc.

AutoNation Realty Corporation

AutoNation USA of Perrine, Inc.

AutoNation V. Imports of Delray Beach, LLC

AutoNation.com, Inc.

Bankston Auto, Inc.

Bankston Chrysler Jeep of Frisco, L.P.

Bankston CJ GP, LLC

Bankston Ford of Frisco, Ltd. Co.

Bankston Nissan in Irving, Inc.

Bankston Nissan Lewisville GP, LLC

Bankston Nissan Lewisville, Ltd.

Bargain Rent-A-Car

Batfish, LLC

BBCSS, Inc.

Beach City Chevrolet Company, Inc.

Beach City Holding, LLC

Beacon Motors, Inc.

Bell Motors, LLC

Bellevue Automotive, Inc.

Bengal Motor Company, Ltd.

Bengal Motors, Inc.

Bill Ayares Chevrolet, LLC

Bledsoe Dodge, LLC

Bob Townsend Ford, Inc.

Body Shop Holding Corp.

BOSC Automotive Realty, Inc.

Brown & Brown Chevrolet - Superstition Springs, LLC

Brown & Brown Chevrolet, Inc.

Brown & Brown Nissan Mesa, LLC

Brown & Brown Nissan, Inc.

Buick Mart Limited Partnership

Bull Motors, LLC

C. Garrett, Inc.

Carlisle Motors, LLC

Carwell Holding, LLC

Carwell, LLC

Centennial Automotive, LLC

Cerritos Body Works Holding, LLC

Cerritos Body Works, Inc.

Champion Chevrolet Holding, LLC

Champion Chevrolet, LLC

Champion Ford, Inc.

Charlie Hillard, Inc.

Charlie Thomas Chevrolet GP, LLC

Charlie Thomas Chevrolet, Ltd.

Charlie Thomas Chrysler-Plymouth, Inc.

Charlie Thomas’ Courtesy GP, LLC

Charlie Thomas Courtesy Leasing, Inc.

Charlie Thomas F. GP, LLC

Charlie Thomas Ford, Ltd.

Charlie Thomas’ Courtesy Ford, Ltd.

Chesrown Auto, LLC

Chesrown Chevrolet, LLC

Chesrown Collision Center, Inc.

Chesrown Ford, Inc.

Chevrolet World, Inc.

Chuck Clancy Ford of Marietta, LLC

CJ Valencia Holding, LLC

Coastal Cadillac, Inc.

Consumer Car Care Corporation

Contemporary Cars, Inc.

Cook-Whitehead Ford, Inc.

Corporate Properties Holding, Inc.

Corpus Christi Collision Center, Inc.

Costa Mesa Cars Holding, LLC

Costa Mesa Cars, Inc.

Courtesy Auto Group, Inc.

Courtesy Broadway, LLC

Covington Pike Motors, Inc.

CT Intercontinental GP, LLC

CT Intercontinental, Ltd.

CT Motors, Inc.

D/L Motor Company

Deal Dodge of Des Plaines, Inc.

Dealership Properties, Inc.

Dealership Realty Corporation

Desert Buick-GMC Trucks, L.L.C.

Desert Chrysler-Plymouth, Inc.

Desert Dodge, Inc.

Desert GMC, L.L.C.

Dobbs Ford of Memphis, Inc.

Dobbs Ford, Inc.

Dobbs Mobile Bay, Inc.

Dobbs Motors of Arizona, Inc.

Don Mealey Chevrolet, Inc.

Don Mealey Imports, Inc.

Don-A-Vee Jeep Eagle, Inc.

Driver’s Mart Worldwide, Inc.

Eastgate Ford, Inc.

Ed Mullinax Ford, LLC

Edgren Motor Company, Inc.

Edgren Motor Holding, LLC

El Monte Imports Holding, LLC

El Monte Imports, Inc.

El Monte Motors Holding, LLC

El Monte Motors, Inc.

Emich Subaru West, LLC

Empire Services Agency, Inc.

Financial Services GP, LLC

Financial Services, Ltd.

First Team Automotive Corp.

First Team Ford of Manatee, Ltd.

First Team Ford, Ltd

First Team Jeep Eagle, Chrysler-Plymouth, Ltd.

First Team Management, Inc.

Fit Kit Holding, LLC

Fit Kit, Inc.

Florida Auto Corp.

Ford of Kirkland, Inc.

Fox Chevrolet, LLC

Fox Motors, LLC

Fred Oakley Motors, Inc.

Fremont Luxury Imports Holding, LLC

Ft. Lauderdale Nissan, Inc.

G.B. Import Sales & Service Holding, LLC

G.B. Import Sales & Service, LLC

GA CDJR Motors, LLC

GA Columbus Imports, LLC

GA F Imports, LLC

GA H Imports, LLC

GA HY Imports, LLC

Gene Evans Ford, LLC

George Sutherlin Nissan, LLC

Government Boulevard Motors, Inc.

Gulf Management, Inc.

Hayward Dodge, Inc.

Hillard Auto Group, Inc.

Hollywood Imports Limited, Inc.

Hollywood Kia, Inc.

Horizon Chevrolet, Inc.

House of Imports Holding, LLC

House of Imports, Inc.

Houston Auto M. Imports Greenway, Ltd.

Houston Auto M. Imports North, Ltd.

Houston Imports Greenway GP, LLC

Houston Imports North GP, LLC

HV Collision, LLC

HVA Imports, LLC

HVM Imports, LLC

HVS Motors, LLC

HVVW Motors, LLC

Irvine Imports Holding, LLC

Irvine Imports, Inc.

Irvine Toyota/Nissan/Volvo Limited Partnership

Jemautco, Inc.

Jerry Gleason Chevrolet, Inc.

Jerry Gleason Dodge, Inc.

Jim Quinlan Chevrolet Co.

Joe MacPherson Ford

Joe MacPherson Imports No. I

Joe MacPherson Infiniti

Joe MacPherson Infiniti Holding, LLC

Joe MacPherson Oldsmobile

John M. Lance Ford, LLC

J-R Advertising Company

J-R Motors Company North

J-R Motors Company South

JRJ Investments, Inc.

Kenyon Dodge, Inc.

King’s Crown Ford, Inc.

Kirkland Motors, Inc.

L.P. Evans Motors WPB, Inc.

L.P. Evans Motors, Inc.

Lance Children, Inc.

Leesburg Imports, LLC

Leesburg Motors, LLC

Les Marks Chevrolet, Inc.

Lew Webb’s Ford, Inc.

Lew Webb’s Irvine Nissan Holding, LLC

Lew Webb’s Irvine Nissan, Inc.

Lewisville Imports GP, LLC

Lewisville Imports, Ltd.

Lot 4 Real Estate Holdings, LLC

Luxury Orlando Imports, Inc.

MacHoward Leasing

MacHoward Leasing Holding, LLC

MacPherson Enterprises, Inc.

Magic Acquisition Corp.

Magic Acquisition Holding, LLC

Maitland Luxury Imports, Inc.

Marks Family Dealerships, Inc.

Marks Transport, Inc.

MC/RII, LLC

Mealey Holdings, Inc.

Metro Chrysler Jeep, Inc.

Midway Chevrolet, Inc.

Mike Hall Chevrolet, Inc.

Mike Shad Chrysler Plymouth Jeep Eagle, Inc.

Mike Shad Ford, Inc.

Miller-Sutherlin Automotive, LLC

Mission Blvd. Motors, Inc.

Mr. Wheels Holding, LLC

Mr. Wheels, Inc.

Mullinax East, LLC

Mullinax Ford North Canton, Inc.

Mullinax Ford South, Inc.

Mullinax Lincoln-Mercury, Inc.

Mullinax Used Cars, Inc.

Naperville Imports, Inc.

Newport Beach Cars Holding, LLC

Newport Beach Cars, LLC

Nichols Ford, Ltd.

Nichols GP, LLC

Nissan of Brandon, Inc.

Northpoint Chevrolet, LLC

Northwest Financial Group, Inc.

Ontario Dodge, Inc.

Oxnard Venture Holdings, Inc.

Payton-Wright Ford Sales, Inc.

Pembroke Motors, Inc.

Peyton Cramer Automotive

Peyton Cramer Automotive Holding, LLC

Peyton Cramer F. Holding, LLC

Peyton Cramer Ford

Peyton Cramer Infiniti

Peyton Cramer Infiniti Holding, LLC

Peyton Cramer Jaguar

Peyton Cramer Lincoln-Mercury

Peyton Cramer LM Holding, LLC

Pierce Automotive Corporation

Pierce, LLC

Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.

Plains Chevrolet GP, LLC

Plains Chevrolet, Ltd.

PMWQ, Inc.

PMWQ, Ltd.

Port City Imports, Inc.

Prime Auto Resources, Inc.

Quality Nissan GP, LLC

Quality Nissan, Ltd.

Quinlan Motors, Inc.

R. Coop Limited

R.L. Buscher II, Inc.

R.L. Buscher III, Inc.

Real Estate Holdings, Inc.

Renton H Imports, Inc.

Republic DM Property Acquisition Corp.

Republic Resources Company

Republic Risk Management Services, Inc.

Resources Aviation, Inc.

RI Merger Corp.

RI/BB Acquisition Corp.

RI/BBNM Acquisition Corp.

RI/BRC Real Estate Corp.

RI/DM Acquisition Corp.

RI/Hollywood Nissan Acquisition Corp.

RI/LLC Acquisition Corp.

RI/RMC Acquisition GP, LLC

RI/RMC Acquisition, Ltd.

RI/RMP Acquisition Corp.

RI/RMT Acquisition GP, LLC

RI/RMT Acquisition, Ltd.

RI/WFI Acquisition Corporation

RKR Motors, Inc.

Roseville Motor Corporation

Roseville Motor Holding, LLC

Sahara Imports, Inc.

Sahara Nissan, Inc.

Saul Chevrolet Holding, LLC

SCM Realty, Inc.

Shamrock F. Holding, LLC

Shamrock Ford, Inc.

Six Jays LLC

SMI Motors Holding, LLC

SMI Motors, Inc.

South Broadway Motors, LLC

Southwest Motors of Denver, LLC

Spitfire Properties, Inc.

Star Motors, LLC

Steakley Chevrolet GP, LLC

Steakley Chevrolet, Ltd.

Steeplechase Motor Company

Steve Moore Chevrolet Delray, LLC

Steve Moore Chevrolet, LLC

Steve Moore’s Buy-Right Auto Center, Inc.

Stevens Creek Holding, LLC

Stevens Creek Luxury Imports Holding, LLC

Stevens Creek Luxury Imports, Inc.

Stevens Creek Motors, Inc.

Sunrise Nissan of Jacksonville, Inc.

Sunrise Nissan of Orange Park, Inc.

Sunset Pontiac-GMC Truck South, Inc.

Sunset Pontiac-GMC, Inc.

Superior Nissan, Inc.

Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC

Sutherlin H. Imports, LLC

Sutherlin Imports, LLC

Sutherlin Nissan, LLC

Sutherlin Town Center, Inc.

Tartan Advertising, Inc.

Tasha Incorporated

Terry York Motor Cars Holding, LLC

Terry York Motor Cars, Ltd.

Texan Ford Sales, Ltd.

Texan Ford, Inc.

Texan Sales GP, LLC

Texas Management Companies LP, LLC

The Consulting Source, Inc.

The Pierce Corporation II, Inc.

Tinley Park A. Imports, Inc.

Tinley Park J. Imports, Inc.

Tinley Park V. Imports, Inc.

TN CDJR Motors, LLC

TN F Imports, LLC

Torrance Nissan Holding, LLC

Torrance Nissan, LLC

Tousley Ford, Inc.

Toyota Cerritos Limited Partnership

Triangle Corporation

T-West Sales & Service, Inc.

Valencia Auto Imports Holding, LLC

Valencia B. Imports Holding, LLC

Valencia B. Imports, Inc.

Valencia Dodge

Valencia Dodge Holding, LLC

Valencia H. Imports Holding, LLC

Valencia H. Imports, Inc.

Valley Chevrolet, LLC

Vanderbeek Motors Holding, LLC

Vanderbeek Motors, Inc.

Vanderbeek Olds/GMC Truck, Inc.

Vanderbeek Truck Holding, LLC

Village Motors, LLC

Vince Wiese Chevrolet, Inc.

Vince Wiese Holding, LLC

W.O. Bankston Nissan, Inc.

Wallace Dodge, LLC

Wallace Ford, LLC

Wallace Lincoln-Mercury, LLC

Wallace Nissan, LLC

Webb Automotive Group, Inc.

West Colorado Motors, LLC

West Colton Cars, Inc.

West Side Motors, Inc.

Westgate Chevrolet GP, LLC

Westgate Chevrolet, Ltd.

Westmont A. Imports, Inc.

Westmont B. Imports, Inc.

Westmont M. Imports, Inc.

Woody Capital Investment Company II

Woody Capital Investment Company III

Working Man’s Credit Plan, Inc.

Schedule II

Corporate and Limited Liability Company Statutes

Alabama Business Corporation Act, 2 Corporation Statutes (Aspen Law & Bus.).

Arizona Business Corporation Act, 2 Corporation Statutes (Aspen Law & Bus.).

Arizona Limited Liability Company Act, 2 Corporation Statutes (Aspen Law & Bus.).

California General Corporation Law, 2 Corporation Statutes (Aspen Law & Bus.).

Colorado Business Corporation Act, 2 Corporation Statutes (Aspen Law & Bus.).

Colorado Limited Liability Company Act, 2 Corporation Statutes (Aspen Law & Bus.).

Delaware General Corporation Law, 3 Corporation Statutes (Aspen Law & Bus.).

Delaware Limited Liability Company Act, 3 Corporation Statutes (Aspen Law & Bus.).

Florida Business Corporation Act, 3 Corporation Statutes (Aspen Law & Bus.).

Georgia Business Corporation Code, 3 Corporation Statutes (Aspen Law & Bus.).

Illinois Business Corporation Act, 3 Corporation Statutes (Aspen Law & Bus.).

Maryland General Corporation Law, 4 Corporation Statutes (Aspen Law & Bus.).

Michigan Business Corporation Act, 5 Corporation Statutes (Aspen Law & Bus.).

Minnesota Business Corporation Act, 5 Corporation Statutes (Aspen Law & Bus.).

Nevada General Corporation Law, 6 Corporation Statutes (Aspen Law & Bus.).

North Carolina Business Corporation Act, 6 Corporation Statutes (Aspen Law & Bus.).

Ohio General Corporation Law, 7 Corporation Statutes (Aspen Law & Bus.).

Ohio Limited Liability Company Act, 7 Corporation Statutes (Aspen Law & Bus.).

Tennessee Business Corporation Act, 7 Corporation Statutes (Aspen Law & Bus.).

Texas Business Corporation Act, 8 Corporation Statutes (Aspen Law & Bus.).

Texas Limited Liability Company Act, 8 Corporation Statutes (Aspen Law & Bus.).

Virginia Stock Corporation Act, 8 Corporation Statutes (Aspen Law & Bus.).

Washington Business Corporation Act, 8 Corporation Statutes (Aspen Law & Bus.).

Wyoming Limited Liability Company Act. 8 Corporation Statutes (Aspen Law & Bus.).

Schedule III

Limited Partnership Statutes

California Uniform Limited Partnership Act, 1 State Limited Partnership Laws (Prentice Hall Law & Bus.).

Delaware Revised Uniform Limited Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).

Florida Revised Uniform Limited Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).

Georgia Revised Uniform Limited Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).

Illinois Uniform Limited Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).

Texas Revised Limited Partnership Act, 6 State Limited Partnership Laws (Aspen Law & Bus.).

Schedule IV

General Partnership Statutes

Colorado Uniform Partnership Law, 2 Colorado Revised Statutes 2000 (Bradford Publishing Co.).

Delaware Revised Uniform Partnership Act, 2 State Limited Partnership Laws (Aspen Law & Bus.).